                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               December 17, 2001
                                                               -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

            (As Servicer on behalf of FIRST CHICAGO MASTER TRUST II)

   Laws of the United States              0-16337                51-0269396
   -------------------------              -------                ----------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                           Identification Number)



201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


                  302/594-4000
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Registrant's telephone number, including area code

Item 5.  Other Events

     The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements and Exhibits

     (c)      Exhibits

         28A.  Excess Spread Analysis

         28B.  Monthly Servicer's Certificate -
               Floating Rate Credit Card Certificates Series 1995-M Floating Rate Credit Card Certificates Series 1995-O Floating Rate Asset Backed Certificates Series 1996-Q Floating Rate Asset Backed Certificates Series 1996-S Floating Rate Asset Backed Certificates Series 1997-U Floating Rate Asset Backed Certificates Series 1999-W Floating Rate Asset Backed Certificates Series 1999-X Floating Rate Asset Backed Certificates Series 1999-Y

          28C. Certificateholder's Payment Date Statement - First Chicago
               Master Trust II Floating Rate Credit Card Certificates Series 1995-M

          28D. Certificateholder's Payment Date Statement - First Chicago Master
               Trust II Floating Rate Credit Card Certificates Series 1995-O

          28E. Certificateholder's Payment Date Statement - First Chicago Master
               Trust II Floating Rate Credit Card Certificates Series 1996-Q

          28F. Certificateholder's Payment Date Statement - First Chicago Master
               Trust II Floating Rate Asset Backed Certificates Series 1996-S

          28G. Certificateholder's Payment Date Statement - First Chicago Master
               Trust II Floating Rate Asset Backed Certificates Series 1997-U

          28H. Certificateholder's Payment Date Statement - First Chicago Master
               Trust II Floating Rate Asset Backed Certificates Series 1999-W

          28I. Certificateholder's Payment Date Statement - First Chicago Master
               Trust II Floating Rate Asset Backed Certificates Series 1999-X

          28J. Certificateholder's Payment Date Statement - First Chicago Master
               Trust II Floating Rate Asset Backed Certificates Series 1999-Y

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST USA BANK, NATIONAL ASSOCIATION
                                        As Servicer




                                        By: /s/ Tracie H. Klein
                                            -----------------------------------
                                            Name: Tracie H. Klein
                                            Title: First Vice President

Date:  December 17, 2001
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                                INDEX TO EXHIBITS




Exhibit Number              Description of Exhibit
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           28A.            Excess Spread Analysis

           28B.            Monthly Servicer's Certificate -
                           Floating Rate Credit Card Certificates Series 1995-M Floating Rate Credit Card Certificates Series 1995-O Floating Rate Asset Backed Certificates Series 1996-Q Floating Rate Asset Backed Certificates Series 1996-S Floating Rate Asset Backed Certificates Series 1997-U Floating Rate Asset Backed Certificates Series 1999-W Floating Rate Asset Backed Certificates Series 1999-X Floating Rate Asset Backed Certificates Series 1999-Y

           28C. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M

           28D. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O

           28E. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1996-Q

           28F. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S

           28G. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

           28H. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-W

           28I. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X

           28J. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y